                                                                    Exhibit 99.1

                             Joint Filer Information

Date of Event Requiring Statement:        September 9, 2010

Issuer Name and Ticker or Trading Symbol: TRW Automotive Holdings Corp. (TRW)

Designated Filer:                         Automotive Investors L.L.C.

Other Joint Filers:                       Blackstone Management Associates
                                          IV L.L.C., Blackstone Capital Partners
                                          IV-A L.P., Blackstone Family
                                          Investment Partnership IV-A L.P.,
                                          Blackstone Capital Partners IV L.P.,
                                          Blackstone Automotive Co-Invest
                                          Capital Partners L.P., Blackstone
                                          Holdings III L.P., Blackstone
                                          Holdings III GP L.L.C., The Blackstone
                                          Group L.P., Blackstone Group
                                          Management L.L.C. and Mr. Stephen
                                          A. Schwarzman

Addresses:                                The principal business address of
                                          each of the Joint Filers above is
                                          c/o The Blackstone Group L.P.,
                                          345 Park Avenue, New York,
                                          New York 10154

Signatures:

                                          Automotive Investors L.L.C.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Management
                                          Associates IV L.L.C.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Capital Partners IV-A L.P.

                                          By: Blackstone Management
                                               Associates IV L.L.C., its
                                               General Partner

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Capital Partners IV L.P.

                                          By: Blackstone Management
                                               Associates IV L.L.C., its General
                                               Partner

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Automotive Co-Invest
                                          Capital Partners L.P.

                                          By: Blackstone Management
                                               Associates IV L.L.C., its General
                                               Partner

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Family Investment
                                          Partnership IV-A L.P.

                                          By: Blackstone Management
                                               Associates IV L.L.C., its General
                                               Partner

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Holdings III L.P.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Holdings III GP L.L.C.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Group L.P.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                          Blackstone Group Management L.L.C.

                                          By: /s/ Robert L. Friedman
                                              ----------------------------------
                                              Name: Robert L. Friedman
                                              Title: Authorized Person

                                              /s/ Stephen A. Schwarzman
                                              ----------------------------------
                                              Stephen A. Schwarzman